STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

NOTHERN TRUST 2030 INFLATION-LINKED DISTRIBUTING LADDER ETF (TIPA)

NOTHERN TRUST 2035 INFLATION-LINKED DISTRIBUTING LADDER ETF (TIPB)

NOTHERN TRUST 2045 INFLATION-LINKED DISTRIBUTING LADDER ETF (TIPC)

NOTHERN TRUST 2055 INFLATION-LINKED DISTRIBUTING LADDER ETF (TIPD)

(COLLECTIVELY, THE “FUNDS”)

SUPPLEMENT DATED DECEMBER 30, 2025 TO THE SAI DATED AUGUST 6, 2025

Effective immediately, the section in the SAI titled “PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS – PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS – Procedures For Creation of Creation Units” beginning on page 67 of the SAI is deleted and replaced with the following:

Procedures For Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all creation orders must be placed for one or more Creation Units and must be received in proper form no later than the closing time provided in the table below for a particular Fund on any Business Day (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date.

Fund	Closing Time

Northern Trust 2030 Inflation-Linked Distributing Ladder ETF

Northern Trust 2035 Inflation-Linked Distributing Ladder ETF

Northern Trust 2045 Inflation-Linked Distributing Ladder ETF

Northern Trust 2055 Inflation-Linked Distributing Ladder ETF

No later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time)

Northern Trust 2030 Tax-Exempt Distributing Ladder ETF

Northern Trust 2035 Tax-Exempt Distributing Ladder ETF

Northern Trust 2045 Tax-Exempt Distributing Ladder ETF

Northern Trust 2055 Tax-Exempt Distributing Ladder ETF

No later than 3:00 p.m. Eastern time (or such earlier time that the Listing Exchange closes)

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Fund should ascertain the applicable deadline for DTC and the Federal Reserve Bank wire system, as well as cash transfers, by contacting the operations department of the broker or depositary institution making the transfer of the Deposit Securities and/or Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.

Please retain this Supplement with your SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF DL-ETF SPT SAI (12/25)